AMERICAN INDEPENDENCE FUNDS TRUST

(THE “TRUST”)

SUPPLEMENT DATED NOVEMBER 27, 2015

TO THE

PROSPECTUS

and

STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MARCH 1, 2015

(As Amended November 20, 2015)

AMERICAN INDEPENDENCE JAFORLINES RISK-MANAGED ALLOCATION FUND

(Ticker Symbols: RMAIX, AARMX, ACRMX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) LISTED ABOVE.

This Supplement is in addition to the supplements dated November 20, 2015 to the Prospectus and the SAI.

This Supplement, dated November 27, 2015, provides certain updates with respect to the JAForlines Risk-Managed Allocation Fund (the “Fund”) only, to the information provided in a previous supplement to the Prospectus and a previous supplement to the SAI, each supplement dated November 20, 2015 (the “November 20th Supplements”).

It was announced in the November 20th Supplements that, at a Special Meeting of Shareholders held on November 20, 2015 (the “Meeting”), shareholders of the Fund were asked to approve several proposals, including (i) approval of an Investment Advisory Agreement between the Trust and RiskX Investments, LLC, the Fund’s adviser; and (ii) approval of an Investment Sub-Advisory Agreement between RiskX Investments, LLC and JA Forlines Global, LLC on behalf of the Fund. The Meeting was adjourned until November 27, 2015 (the “November 27th Meeting”), with respect to the Fund, in order to allow additional time for shareholders of the Fund to vote on the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (the “Agreements”).

At the November 27th Meeting, shareholders of the Fund approved the Agreements. There are no changes to the Prospectus and SAI due to the approval of the Agreements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE